UNITED STATES

SECRUITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.    )

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Filed by a Party other than the Registrant [    ]

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[    ] Definitive Proxy Statement

[X] Definitive Additional Materials

[    ] Soliciting Material Pursuant to Sec. 240.14a-12

LIBERTY ALL-STAR GROWTH FUND, INC.

(name of Registrant as Specified in its Charter)

ALPS FUND SERVICES, INC.

Attn: Tane Tyler

1290 Broadway, Suite 1100

Denver, Colorado 80203

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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IMPORTANT NOTICE

REGARDING YOUR INVESTMENT

LIBERTY ALL-STAR® GROWTH FUND, Inc.

1290 Broadway, Suite 1100, Denver, Colorado 80203

December 7, 2012

Dear Shareholder:

The Board for Liberty All-Star® Growth Fund, Inc. recently sent you proxy material regarding the upcoming Special Meeting of Shareholders to ask for your vote on important proposals affecting your Fund. The Special Meeting is scheduled to be held on December 20, 2012 at the offices of ALPS Advisors, Inc. at One Financial Center, 15th Floor, Boston, Massachusetts at 9:00 AM Eastern Time.

Detailed information about the Special Meeting and the proposals can be found in the proxy statement. To simplify matters we have included additional copies of the corresponding proxy card for the Special Meeting for your review and convenience. Should you have any questions regarding the proposals please call 1-800-499-7619 Extension 7793.

THE FUND’S RECORDS INDICATE THAT YOU HAVE NOT VOTED. PLEASE TAKE A MOMENT NOW TO CAST YOUR VOTE SO THAT YOUR SHARES MAY BE REPRESENTED AT THE SPECIAL MEETING.

Voting is easy. Please take a moment now to cast your vote using one of the options listed below:

1. Vote by Phone. Simply dial the toll-free number located on the enclosed proxy card. Please have the proxy card available at the time of the call.

2. Vote via the Internet. Simply visit the website indicated on the enclosed proxy card and follow the instructions on the website.

3. Vote by Mail. You may cast your vote by signing, dating and mailing the enclosed proxy card in the postage-prepaid return envelope provided.

Thank you in advance for your participation.

OBO-7793

Shareholder Services

IMPORTANT NOTICE

Re: Liberty All-Star® Growth Fund, Inc.

Dear Shareholder:

We have been trying to get in touch with you regarding a very important matter pertaining to your investment in Liberty All-Star® Growth Fund, Inc. This matter pertains to an important operating initiative for the Fund which requires your response.

It is extremely important that we speak to you regarding this matter. The call will only take a few moments of your time and there is no confidential information required.

Please contact us toll-free at 1-800-499-7619 extension 7792 between 9:00 a.m. and 10:00 p.m. Eastern Time Monday through Friday. At the time of the call please reference the number listed below.

Thank you.

Sincerely,

Frederick M. Bonnell

Managing Director, Shareholder Services

AST FUND SOLUTIONS 110 Wall Street, 5th Floor • New York, NY 10005 • Tel: 212.681.9600	Global Resources Local Service Customized Solutions